J.P. Morgan 10 th Annual SMid Cap Conference December 1, 2011 Exhibit 99.1

| 2 |
APPROACH RESOURCES
Forward-looking statements
Cautionary statements regarding oil and gas quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolffork shale resource play, estimated oil and gas in place and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, and production and operating expenses guidance included in the presentation.
These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,”
“anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, and the Company’s
Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” “upside,” “oil and gas in place” or “OGIP,” “OIP” or “GIP,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, potential drilling locations, resource potential and OGIP estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.
Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, including geological and mechanical factors affecting recovery rates.
Estimates of unproved reserves, type/decline curves, per well EUR, OGIP and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, typical well-related oil and gas in place, recovery factors andwell costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, OGIP, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential, EURs and OGIP do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

EAST TEXAS BASIN
• North Bald Prairie
• Cotton Valley Sands & Cotton Valley Lime
• 2.0 MMBoe of proved reserves
• 7,100 gross (4,400 net) acres
PERMIAN BASIN
• Project Pangea & Pangea West:
• Clearfork, Wolfcamp, Canyon Sands, Strawn, Ellenburger
• 64.8 MMBoe of proved reserves
• 160,600 gross (142,000 net) acres
WOLFFORK OIL SHALE RESOURCE PLAY
PANGEA WEST
PROJECT PANGEA

| 3 |
APPROACH RESOURCES
Company overview
AREX overview Asset overview
•
Enterprise value $982 MM
•
High quality reserve base
66.8 MMBoe proved reserves
97% Permian Basin
55% Oil & NGLs
•
Permian core operating area
160,600 gross (142,000 net) acres
500+ MMBoe gross, unrisked resource
potential
Extensive inventory of drilling and
recompletion opportunities
•
Strong balance sheet to execute plan
Borrowing base increased 30% to $260 MM
from $200 MM
Pro forma liquidity of $260 MM at 9/30/2011
Notes: Proved reserves and acreage as of  6/30/2011 and 9/30/2011, respectively.  All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio.
Enterprise value is equal to market capitalization using the closing share price of $29.98 per share on 11/11/2011, plus net debt as of 9/30/2011. See liquidity calculation in appendix.

| 4 |
APPROACH RESOURCES
Key investor highlights
•
Concentrated geographic footprint focused on West Texas Midland Basin oil/liquids-rich play
142,000+ net, primarily contiguous acres, 100% operated
More than 575 wells drilled since 2004, with a 93%+ success rate
•
Strong growth track record at competitive costs
Reserve and production CAGR since 2007 of 26% and 21%, respectively
Low-cost operator with best-in-class F&D and lifting costs
•
Significant growth potential from Wolfcamp / Wolffork oil shale drilling inventory
2,900+ potential drilling and recompletion locations
Gross, unrisked resource potential totals more than 500+ MMBoe
•
Meaningful upside catalysts in near future
Wolffork oil shale resource play transitioning into development stage by Approach and other operators
Pioneer, El Paso and EOG allocating more capital to the play
Strong flow of new well result data should further derisk the play
Note: See liquidity calculationin appendix.

RESERVE GROWTH

80
70
60
50
40
30
20
10
0
60%
50%
40%
30%
20%
10%
0%
proved reserves (mmboe)
CAGR: 26%
2007
2008
2009
2010
6/30/2011
natural gas
oil & ngls
percent liquids

PRODUCTION GROWTH

8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
60%
50%
40%
30%
20%
10%
0%
production (mboe/d)
CAGR: 21%
2007
2008
2009
2010
9/30/2011
natural gas
oil & ngls
percent liquids

| 5 |
APPROACH RESOURCES
Note: See “F&D Costs Reconciliation” slide in appendix.
Strong Track Record of Reserve and Production Growth
•
MY’11 proved reserves up 32% to 66.8 MMBoe
Oil & NGL reserves up 44% to 36.9 MMBbls
•
Balanced production mix in 2011 and beyond
•
98% Permian Basin
•
Liquids content of Q3’11 production increased
148% YoY
•
Targeting 65% liquids-weighted production mix in
2012
•
Replaced 1,598% of reserves during 1H’11 at an all-in
F&D cost of $9.45/Boe
•
8.4 MMBoe proved reserves booked to Wolffork oil
shale resource play

3Q'11 LIFTING COSTS ($/BOE)

$25
$20
$15
$10
$5
$0
$8.14
$9.73
$12.60
$13.32
$15.69
$17.88
$20.95
AREX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6

3-YEAR AVERAGE F&D COSTS ($/BOE)

$25
$20
$15
$10
$5
$0
$8.78
$12.21
$13.29
$15.60
$16.95
$17.22
$20.96
AREX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6

| 6 |
APPROACH RESOURCES
Low-Cost Operator Across Crude-Oil Weighted Peers
Note:  Oil weighted peers include BRY, CXO, KOG, NOG, OAS, SD. Data based on SEC filings and J.S. Herold data. Lifting costs defined as lease operating expense plus taxes other than income and gathering and transportation expense. See F&D cost reconciliation page in appendix for reconciliation of 3-year F&D costs.

Growth

Reserves / production mix

Derisking Wolffork play

Financial strength

| 7 |
APPROACH RESOURCES
•
46.4 MMBoe proved reserves
•
4.5 MBoe/d daily production
•
98,000 net acres in Permian Basin
Then… November 2010
Now… 2011 accomplishments
•
66.8 MMBoe proved reserves (+44% YoY)
•
6.7 MBoe/d daily production (+46% YoY)
•
142,000 net acres in Permian Basin (+45% YoY)
•
50% of proved reserves were liquids
•
34% of production were liquids
•
55% of proved reserves are liquids
•
57% of production is liquids
•
3 recompletions and 1 vertical well
commingled in Wolffork oil shale
resource play
•
11 recompletions and 10 vertical wells
completed through 10/30/11
•
7 horizontal Wolfcamp wells completed with 3
recent IPs ranging 798 – 1,044 Boe/d
•
Approach’s early view on the play has been
validated by the industry
•
$150 MM borrowing base
•
$173 MM pro forma liquidity
•
Q3 2010 EBITDAX of $12 MM
•
$260 MM borrowing base
•
$260 MM pro forma liquidity
•
Q3 2011 EBITDAX of $22 MM (+83% YoY)
Note: See EBITDAX reconciliation and liquidity calculation in appendix.
AREX Has Delivered On Its Objectives Since Last Year

Midland
Basin
Winkler
Ector
Sterling
Coke
Eastern
Shelf
Delaware
Basin
Ward
Crane
Tom Green
Irion
Central Basin
Platform
Pecos
Schleicher
Val Verde Basin
Sutton
Marathon
Thrust
Ouachita
Belt

| 8 | APPROACH RESOURCES AREX Acreage Position – Favorably Located in the Permian Basin

UPTON
REAGAN
IRION
EP
$5,580 / AC
COP
HK
EOG
SAMSON
$4,200 / AC
Pangea West
AREX
Approach
EP
AREX
EOG
HK
FST
AREX
Pangea
Approach
CROCKETT
SCHLEICHER
SUTTON
HIGHMOUNT

Note: other large independents with Wolffork / Wolfberry activities nearby include PXD, DVN and CXO

| 9 |
APPROACH RESOURCES
AREX Wolffork Oil Shale Resource Play
•
Large, primarily contiguous acreage position
160,600 gross (142,000 net) acres (~76% NRI)
Low acreage cost ~$350 per acre
•
Low-risk, long-life reserve base
64.8 MMBoe proved reserves
57% liquids (51% proved developed)
•
3 operated drilling rigs
2 vertical rigs, 1 horizontal rig
•
Vertical pilot program shifting to development
stage
152 BOEPD average IP for 9 recent Wolffork
recompletions (75% liquids)
140 BOEPD average IP for 7 recent vertical
Wolffork wells (72% liquids)

Reagan
Irion
Crockett
Schleicher
Sutton
Pangea West
• 18,000 gross acres
• 3-D seismic acquisition completed
• Begin horizontal drilling 1Q 2012
Northern & Central Pangea
• 85,000 gross acres
• Begin vertical development
• Establish horizontal development
Southern Pangea
• 59,000 gross acres
• Continue pilot program
• Encouraging results from pilot wells
3-D seismic
early-1Q 2012
Legend
Vertical Pilot – 2nd phase
Horizontal Pilot
Horizontal Waiting on Completion
Horizontal Drilling in Progress
Horizontal Permitted Location

| 10 | APPROACH RESOURCES AREX Wolffork Oil Shale Resource Play – Activity Map

System	Stratigraphic Unit
Permian	**Clearfork / Spraberry**
	Dean
	Wolfcamp
Pennsylvania	Canyon Strawn
Mississippian	
Devonian	
Silurian	
Ordovician	Ellenburger

AREX (10/18/2010)	EP (5/24/2011)		PXD (9/7/2011)
Wolfcamp A	Wolfcamp A	Upper Wolfcamp	Leonard Shale Upper Wolfcamp
Wolfcamp B	Wolfcamp B		Tippett Shale Middle Wolfcamp
Wolfcamp C	Wolfcamp C	Lower Wolfcamp	Wolfcamp Shale
Wolfcamp D	Wolfcamp D		Lower Wolfcamp

| 11 |
APPROACH RESOURCES
Wolfcamp Shale Name Convention – Southern Midland Basin
Wolfcamp shale name conventions are based on investor presentations of AREX (10/18/2010), EP (5/24/2011) and PXD (9/7/2011)
.

AREX Baker A 112
Clearfork A
Hydrocarbon bearing zone
Clearfork B
Clearfork C
Hydrocarbon bearing zone
Wolfcamp A
Cored Interval
Current Lateral Placement
Wolfcamp B
Current Lateral Placement
Wolfcamp C

| 12 | APPROACH RESOURCES Wolffork Hydrocarbon Column – Over 2,500’ Thick

40
30
20
10
0
IRR (%)
95
100
105
110
115
120
125
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

| 13 |
APPROACH RESOURCES
Vertical Wolffork Economics
Play Type Wolffork
Avg. EUR 110 MBoe
Avg. Well Cost $1.2 MM
F&D $10.91/Boe
Potential Locations 1,825
Gross Resource Potential 200+ MMBoe
VERTICAL WOLFFORK BTAX IRR SENSITIVITIES
•
Target Clearfork and Wolfcamp zones
•
Drilling depth < 7,000’
•
~75% of EUR comprised of oil and NGLs
•
Beginning vertical Wolffork development
program
•
1 active rig in NE Pangea
Note: Potential locations based on 20  acre spacing.  Economics assume NYMEX gas strip 7/2011 and NGL price based on 50% of oil WTI price.

IRR (%)
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

| 14 |
APPROACH RESOURCES
Vertical Wolffork Recompletion Economics
Play Type Wolffork Recompletions
Avg. EUR 93 MBoe
Avg. Well Cost $750 M
F&D $8.06/Boe
Potential Locations 190
Gross Resource Potential 17+ MMBoe
VERTICAL WOLFFORK RECOMPLETIONS BTAX IRR SENSITIVITIES
•
Target Clearfork and Wolfcamp zones
•
Commingle with existing production
•
~75% of EUR comprised of oil and NGLs
•
Increasing recompletions to 4 per month
beginning October 2011
Note: Potential locations based on20 to 40 acrespacing. Economics assume NYMEX gas strip 7/2011 and NGL price based on 50% of oil WTI price.

IP Profile
58 BO, 11 Bbls NGLs, 64 Mcf gas
Avg. EUR
110 MBoe
Gross Daily Production
0
10
20
30
40
50
60
70
80
0
1
2
3
4
5
6
7
8
9
10
Year
Annual Decline
62%
29%
20%
15%
12%
10%
9%
8%
7%
6%
Gross Oil (bbl/d)
Sales Gas (mcf/d)
Gross NGL (bbl/d)
BOE (bbl/d)

| 15 | APPROACH RESOURCES Vertical Wolffork Well Profile

IRR (%)
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

| 16 |
APPROACH RESOURCES
Vertical Canyon Wolffork Economics
Play Type Canyon Wolffork
Avg. EUR 193 MBoe
Avg. Well Cost $1.5 MM
F&D $7.77/Boe
Potential Locations 440
Gross Resource Potential 85 MMBoe
VERTICAL CANYON WOLFFORK BTAX IRR SENSITIVITIES
•
1 active rig in Pangea
Note: Potential locations based on 40 acre spacing.  Economics assume NYMEX gas strip 7/2011 and NGL price based on 50% of oil WTI price.

IP Profile
66 BO, 52 Bbls NGLs, 315 Mcf gas
Avg. EUR
193 MBoe
Gross Daily Production
300
250
200
150
100
50
0
0
1
2
3
4
5
6
7
8
9
10
Year
Annual Decline
68%
32%
21%
16%
12%
10%
9%
8%
7%
6%
Gross Oil (bbl/d)
Sales Gas (mcf/d)
Gross NGL (bbl/d)
BOE (bbl/d)

| 17 | APPROACH RESOURCES Vertical Canyon Wolffork Well Profile

| 18 |
APPROACH RESOURCES
Vertical Horizontal
Eagle Ford 49,500 323,813 6.5x
Niobrara 40,000 290,000 7.3x
Wolfcamp 80,000 450,000 5.6x
Well EUR (Boe)
Oil Shale Play
Potential
Uplift
Notes: Eagle Ford and Niobrara well EURs from industry publications. Wolfcamp well EUR is based on AREX estimates.
Horizontal Wolfcamp – Enhancing Wolfcamp Value

IRR (%)
50
40
30
20
10
0
300
350
400
450
500
550
600
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

| 19 |
APPROACH RESOURCES
Horizontal Wolfcamp Economics
Play Type Horizontal Wolfcamp
Avg. EUR 450 MBoe
Targeted Well Cost $5.5 MM
F&D $12.22/Boe
Potential Locations 500
Gross Resource Potential 225 MMBoe
HORIZONTAL WOLFCAMP BTAX IRR SENSITIVITIES
•
Horizontal drilling improves recoveries and returns
•
Target Wolfcamp zone
•
7,000’+ lateral length, 20+ frac stages
•
~74% of EUR comprised of oil and NGLs
•
Recent horizontal pilot results encouraging
•
Transitioning to development program – 1 active rig
in Pangea
Note: Potential locations based on 1,000-foot spacing between each horizontal well.  Economics assume NYMEX gas strip 7/2011 and NGL price based on 50% of oil WTI price.

9/2011
1,200
1,000
800
600
400
200
-
production (mboe/d)
Early 2011
CT M 901H
University 42 21 1H
CT G 701H
University 45 A 701H
University 45 D 902H
University 45 B 2401H
University 45 C 303H
natural gas
ngls
oil

| 20 |
APPROACH RESOURCES
Horizontal Wolfcamp Well Performance
RECENT HORIZONTAL WOLFCAMP RESULTS
University 45 C 803H – 7,358’ lateral, 23 frac stages
Initial 24-hour flow rate 1,044 BOEPD, 95% liquids
(931 BO, 57 Bbls NGLs, 335 MCFG)
University 45 B 2401H – 7,613’ lateral, 23 frac stages
Initial 24-hour flow rate 811 BOEPD, 86% liquids (582
BO, 116 Bbls NGLs, 677 MCFG)
University 45 D 902H – 7,770’ lateral, 23 frac stages
Initial 24-hour flow rate 798 BOEPD, 88% liquids (611
BO, 95 Bbls NGLs, 552 MCFG)
UPCOMING HORIZONTAL WOLFCAMP WELLS
University 42 B 1001H – 7,769’ lateral
Targeting the Wolfcamp “C” zone
University 45 E 1101H – 7,712’ lateral
University 45 F 2301H – 7,000’+ lateral
CONSISTENTLY IMPROVING  WELL RESULTS

IP Profile
230 BO, 47 Bbls NGLs, 285 Mcf gas
Avg. EUR
450 MBoe
Gross Daily Production
350
300
250
200
150
100
50
0
Annual Decline
0
62%
1
31%
2
21%
3
16%
4
13%
5
11%
6
9%
7
8%
8
7%
9
6%
10
Year
Gross Oil (bbl/d)
Sales Gas (mcf/d)
Gross NGL (bbl/d)
BOE (bbl/d)

| 21 | APPROACH RESOURCES Horizontal Wolfcamp Well Profile

| 22 |
APPROACH RESOURCES
Summary – AREX Total Resource Potential
Play Type Locations
Avg. EUR
(MBoe)
F&D
($/Boe)
Gross Resource
Potential
(MMBoe)
Horizontal Wolfcamp 500 450 12.22 225
Vertical Wolffork 1,825 110 10.91 200
Vertical Canyon Wolffork 440 193 7.77 85
Vertical Wolffork Recompletions 190 93 8.06 17
500+ MMBoe Total Gross Resource Potential

| 23 |
APPROACH RESOURCES
Key Investor Highlights
•
Concentrated geographic footprint focused on West Texas Midland Basin oil/liquids-rich play
142,000+ net, primarily contiguous acres, 100% operated
More than 575 wells drilled since 2004, with a 93%+ success rate
•
Strong growth track record at competitive costs
Reserve and production CAGR since 2007 of 26% and 21%, respectively
Low-cost operator with best-in-class F&D and lifting costs
•
Significant growth potential from Wolfcamp / Wolffork oil shale drilling inventory
2,900+ potential drilling and recompletion locations
Gross, unrisked resource potential totals more than 500+ MMBoe
•
Meaningful upside catalysts in near future
Wolffork oil shale resource play transitioning into development stage by Approach and other operators
Pioneer, El Paso and EOG allocating more capital to the play
Strong flow of new well result data should further derisk the play
•
Strong balance sheet to execute development plan
$260 MM borrowing base
$260 MM pro forma liquidity at 9/30/2011
Note: See liquidity calculation in appendix.

APPROACH RESOURCES Financial Framework

Three Months Ended September 30,		
		2011		2010
Total production (MBoe)		612		418
Average daily production (MBoe/d)		6.7		4.5
Percent liquids		57%		34%
Average realized price ($/Boe)	$	47.98	$	39.54
Costs ($/Boe)				
Lease operating expense	$	5.82	$	4.77
Production taxes		2.32		1.78
Exploration		3.22		1.36
General and administrative		6.18		7.68
DD&A		13.65		13.95

| 25 |
APPROACH RESOURCES
3Q 2011 Operating Highlights
Notes: Realized price includes commodity derivatives.
•
Production in Project Pangea running as
planned
Oil inventory build of ~29 MBbls through
3Q 2011
Inventory build reduced potential sales
volumes by ~315 Bbls/d during 3Q
2011
•
Drilled 20 wells, completed 14 wells and
recompleted 4 wells during 3Q 2011
•
Horizontal Wolfcamp and vertical Wolffork
wells results continue to improve
Horizontal Wolfcamp wells IP at 1,044
BOEPD – 798 BOEPD
Vertical Wolffork recompletions average
IP at 152 BOEPD
Vertical Wolffork wells average IP at 140
BOEPD

Three Months Ended September 30,		
		2011		2010
Revenues ($M)	$	27,958	$	14,916
Net income ($M)	$	7,073	$	2,087
Net income per diluted share	$	0.25	$	0.10
Adjusted net income (non-GAAP) ($M)	$	5,925	$	2,293
Adjusted net income per diluted share	$	0.21	$	0.11
EBITDAX (non-GAAP) ($M)	$	21,671	$	11,628
EBITDAX per diluted share	$	0.76	$	0.54

| 26 |
APPROACH RESOURCES
3Q 2011 Financial Highlights
Notes: See “Adjusted Net Income” and “EBITDAX” reconciliation slides in appendix for reconciliation of adjusted net income and EBITDAX, respectively.

Leasing Activity, Infrastructure, Other Projects 11%
Permian Basin - Drilling & Completions 62%
Working Interest Acquisition 27%

2011 Capital Budget $260 MM

| 27 |
APPROACH RESOURCES
2011 Capital Budget
2011 PROGRAM
2 Vertical rigs
Expect to drill 58 vertical wells targeting the
Wolffork or Canyon Sands (13 ahead of
schedule)
1 Horizontal rig
Expect to drill 13 horizontal Wolfcamp wells (2
ahead of schedule)
2 to 4 recompletions per month targeting the
Wolffork oil shale
Leasing activity and working interest acquisition
expanded footprint in Wolffork oil shale play to
142,000 net acres, up from 101,000 net acres at
YE 2010
Infrastructure projects will accommodate
production in northeast Project Pangea and
Block 45
Notes: Our 2011 capital budget is subject to change depending upon a number of factors, including economic and industry conditions at the time of drilling, prevailing and anticipated prices for oil, NGLs and natural gas, the availability sufficient capital resources for drilling prospects, our financial results, the availability of drilling and completion occ

| 28 |
APPROACH RESOURCES
2012 Capital Budget
2012 PROGRAM
2012 Capital budget $160 MM
2 Vertical rigs, 1 horizontal rig and 2 to 4 recompletions per month targeting the Wolffork oil shale
Substantially same rig program as 2011
Targeting 20%+ production growth
2012 production guidance 2,800 MBoe – 3,000 MBoe
Key takeaways:
Notes: Our 2012 capital budget is subject to change depending upon a number of factors, including economic and industry conditions at the time of drilling, prevailing and anticipated prices for oil, NGLs and natural gas, the availability sufficient capital resources for drilling prospects, our financial results, the availability of drilling and completion services and materials on reasonable terms, and lease extensions and renewals. Additionally, we may increase our 2012 capital budget if we acquire acreage or accelerate our drilling program.
Initial 2012 capital program provides flexibility to develop Wolffork oil shale and monitor commodity prices and service costs
Increase in liquids production drives expected increase in cash flow
Increase in borrowing base strengthens liquidity

2011 Guidance		2012 Guidance
Production					
Total (MBoe)	2,300 – 2,450		2,800- 3,000
Percent Oil & NGLs	55%		65%
Operating costs and expenses ($/per Boe)			
Lease operating	$ 5.00 – 6.00		$ 4.50 – 5.50
Severance and production taxes	$ 2.35 – 3.00		$ 2.50 – 4.00
Exploration	$ 4.00 – 5.00		$ 4.00 – 5.00
General and administrative	$ 6.50 – 7.00		$ 5.25 – 6.25
Depletion, depreciation and amortization	$ 12.00 – 15.00		$ 12.00 – 15.00
Capital expenditures ($MM)	Approximately $260		Approximately $160

| 29 |
APPROACH RESOURCES
2011 & 2012 Operating and Financial Guidance
Guidance is forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond the Company’s control.  See  slide 2, “Forward-looking statements,” for additional information.

| 30 |
APPROACH RESOURCES
•
Natural gas (NYMEX – Henry Hub)
– 2011 Price swaps contracted for 230,000 MMBtu/month at $4.86/MMBtu
– June 2011 – December 2011 Price swaps contracted for 200,000 MMBtu/month at $4.74/MMBtu
– 65% of estimated 2011 natural gas production hedged at weighed average price of $4.82/MMBtu (1)
•
Natural gas (WAHA – Basis Differential)
– 2011 Basis swaps contracted for 300,000 MMBtu/month at $(0.53)/MMBtu
•
Oil (NYMEX – West Texas Intermediate)
– May 2011 – December 2011 Collars contracted for 1,000 Bbls/d
– Floor $100.00 – Ceiling $127.00
– 2012 Collars contracted for 1,200 Bbls/d at weighted average floor $87.08 – ceiling $101.08
(1) Based on midpoint of 2011 production guidance.
Hedge Position
CURRENT HEDGE POSITION

APPROACH RESOURCES Appendix NON-GAAP RECONCILIATIONS

(in thousands)		Liquidity at September 30, 2011		Liquidity with Borrowing Base increase at September 30, 2011		Liquidity as further adjusted for follow-on equity offering at September 30, 2011
Borrowing base	$	200,000	$	260,000	$	260,000
Cash and cash equivalents		736		736		736
Outstanding letters of credit		(350)		(350)		(350)
Long-term debt		(122,000)		(122,000)		—
Liquidity	**$**	**78,386**	**$**	**138,386**	**$**	**260,386**

APPROACH RESOURCES
| 32 |
APPROACH RESOURCES
Liquidity is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents. We use liquidity as an indicator of the
Company’s ability to fund development and exploration activities. However, this measurement has limitations. This measurement can vary from year to year for the
Company and can vary among companies based on what is or is not included in the measurement on a company’s financial statements. This measurement is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with
GAAP (including the notes), included in our SEC filings and posted on our website.
The table below summarizes our liquidity at September 30, 2011, and our liquidity position at September 30, 2011, reflecting the October 2011 borrowing base increase to $260 million from $200 million, and our liquidity at September 30, 2011, as further adjusted for our November 2011 follow-on equity offering of 4,600,000 shares.
Liquidity (unaudited)
Note:  Liquidity as further adjusted is based on issuance of 4,600,000 shares at $28.00 per share.

1H 2011 Reserve summary (MBoe)		
Balance – 12/31/2010		50,715
Extensions & discoveries		8,910
Purchases		10,497
Revisions		(2,197)
Production		(1,077)
Balance – 6/30/2011		66,848
Cost summary ($M)		
Acquisitions	$	85,714
Exploration costs		4,914
Development costs		72,061
Total		162,689
Finding & development costs ($/Boe)		
All-in F&D costs	$	9.45
Drill-bit F&D cost	$	8.64
Reserve replacement ratio (%)		
Net reserve adds (MBoe)		17,210
1H'11 Production (MBoe)		(1,077)
Reserve replacement		1,598%

3-Year reserve summary (MBoe)		
Balance – 12/31/2007		30,067
Extensions & discoveries		15,880
Purchases		3,244
Revisions		6,008
Production		(4,484)
Balance – 12/31/2010		50,715
Cost summary ($M)		
Acquisitions	$	30,605
Exploration costs		9,364
Development costs		180,568
Total		220,537
Finding & development costs ($/Boe)		
3-year All-in F&D costs	$	8.78
3-year Drill-bit F&D cost	$	11.96
Reserve replacement ratio (%)		
Net reserve adds (MBoe)		25,132
3-year Production (MBoe)		(4,484)
Reserve replacement		561%

| 33 |
APPROACH RESOURCES
We believe that providing measures of finding and development, or
F&D, cost is useful to assist an evaluation of how much it costs the
Company, on a per Boe basis, to add proved reserves. However, these measures are provided in addition to, and not as an
alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website. Due to various factors, including timing differences, F&D costs do not necessarily reflect precisely the costs associated with particular reserves. For example,
exploration costs may be recorded in periods before the periods in which related increases in reserves are recorded and development costs may be recorded in periods after the periods in which related increases in reserves are recorded. In addition, changes in
commodity prices can affect the magnitude of recorded increases
(or decreases) in reserves independent of the related costs of such increases.
As a result of the above factors and various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs will not differ materially from those set forth above. Further, the methods we use to calculate
F&D costs may differ significantly from methods used by other companies to compute similar measures. As a result, our F&D costs may not be comparable to similar measures provided by other
companies.
The following tables reflect the reconciliation of our estimated finding and development costs to the information required by paragraphs 11 and 21 of ASC 932-235.
F&D costs reconciliation (unaudited)
Note: F&D costs exclude asset retirement obligations of $6.3 million at 6/30/2011 and $5.4 million at 12/31/2010.

(in thousands, except per-share amounts)	Three Months Ended September 30,			
		2011		2010
Net income	$	7,073	$	2,087
Adjustments for certain items:				
Unrealized (gain) loss on commodity derivatives		(1,739)		312
Related income tax effect		591		(106)
Adjusted net income	$	5,925	$	2,293
Adjusted net income per diluted share	$	0.21	$	0.11

| 34 |
APPROACH RESOURCES
The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP. We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
Adjusted Net Income Reconciliation (Unaudited)

(in thousands, except per-share amounts)	Three Months Ended September 30,	
	2011	2010
Net income	$ 7,073	$ 2,087
Exploration	1,969	568
Depletion, depreciation and amortization	8,355	5,832
Share-based compensation	1,089	1,047
Unrealized (gain) loss on commodity derivatives	(1,739)	312
Interest expense, net	1,016	615
Income tax provision	3,908	1,167
EBITDAX	$ 21,671	$ 11,628
EBITDAX per diluted share	$ 0.76	$ 0.54

| 35 |
APPROACH RESOURCES
We define EBITDAX as net income, plus (1) exploration expense, (2) depletion, depreciation and amortization expense, (3) share-based compensation expense, (4)
unrealized (gain) loss on commodity derivatives, (5) gain on sale of oil and gas properties, (6) interest expense, and (7) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP. The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
EBITDAX Reconciliation (Unaudited)